SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐	☐ Confidential, for Use of the Commission (as permitted by Rule 14A-6(e)(2))
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

CARDIAC SCIENCE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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CARDIAC SCIENCE, INC.
1900 Main Street, Suite 700
Irvine, CA 92614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 21, 2004

TO THE STOCKHOLDERS OF CARDIAC SCIENCE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of CARDIAC SCIENCE, INC., a Delaware corporation (the “Company”), will be held on December 21, 2004, at 9:00 A.M., local time, at the Hyatt Regency Irvine, located at 17900 Jamboree Road, Irvine, California 92614, for the following purposes:

ANNUAL MEETING PROPOSALS

1.   To elect seven members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.   To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2004.

3.   To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the Annual Meeting.

The Board of Directors has fixed the close of business on November 12, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

Roderick de Greef
Secretary

Irvine, California
November 19, 2004

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

CARDIAC SCIENCE, INC.
1900 Main Street, Suite 700
Irvine, CA 92614

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD December 21, 2004

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cardiac Science, Inc., a Delaware corporation (the “Company”), of proxies to be voted at the Annual Meeting of Stockholders to be held on December 21, 2004, at 9:00 A.M., local time, or at any postponements or adjournments thereof (the “Annual Meeting”), at the Hyatt Regency Irvine, located at 17900 Jamboree Road, Irvine, California 92614.

A form of proxy is enclosed for use at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Company (Attention: Roderick de Greef, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) for the election of the nominees for director named in this Proxy Statement, (ii) for ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2004, and (iii) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

The proxy solicitation materials are being mailed on or about November 22, 2004 to all stockholders entitled to vote at the Annual Meeting. The cost of soliciting proxies will be borne by the Company. Regular employees, officers, and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees, officers, or directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy solicitation materials to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding proxy solicitation materials to such beneficial owners.

Stockholders of record at the close of business on November 12, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 86,171,619 shares of Common Stock were issued and outstanding.

Holders of shares of Common Stock are entitled to one vote per share on all matters to come before the Annual Meeting. The holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of the Company’s common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares.

Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. Accordingly, abstentions will have the same effect as a vote against the proposal. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Thus, a broker non-vote will not affect the outcome of the voting on a proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Seven persons, all of whom are members of the present Board of Directors, are nominees for election at the Annual Meeting to hold office until the next Annual Meeting and until their respective successors are elected and qualified. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted for the seven nominees named below.

It is expected that all nominees will be able and willing to serve as directors. However, in the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a director if elected.

The following table sets forth information regarding the nominees for directors and such persons, if elected at the Annual Meeting, will serve as directors in the classes and for the terms specified below.

Name	Position	Age
Raymond W. Cohen	Chairman and Chief Executive Officer	45
Howard L. Evers	President, Chief Operating Officer and Director	56
Peter Crosby	Director	52
Brian H. Dovey	Director	62
Ray E. Newton III	Director	40
Jeffrey O’Donnell Sr.	Director	44
Bruce Barclay	Director	48

Each nominee, if elected at the Annual Meeting, will serve as a director until the earlier of the 2005 Annual Meeting of the Company’s stockholders or until their successors are duly elected and qualified.

Required Vote

Approval of the nominees for election to the Board will require the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.

The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such persons.

Raymond W. Cohen has served as the Company’s Chairman and Chief Executive Officer since September 2003 and as the Company’s President, Chief Executive Officer, and as a member of the Board of Directors since joining the Company in January 1997. Prior to joining the Company, Mr. Cohen was President of Diagnostic Monitoring, a privately held manufacturer and international distributor of non-invasive cardiac monitoring devices which was acquired by Cardiac Science in 1997. From 1982 to 1990, Mr. Cohen held various sales and marketing positions in firms that manufactured and marketed cardiology products including Brentwood Instruments, Inc., where he was instrumental in the Company being ranked in Inc. Magazine’s list of Fastest Growing Small Public Companies from 1986 through 1988. Mr. Cohen holds a B.S. in Business Management from the State University of New York at Binghamton.

Howard L. Evers has served as President and Chief Operating Officer since September 2003, as Executive Chairman of the Company’s Board of Directors since April 2001 and as a member of the Company’s Board of Directors since March 1998. Prior to joining the Company, Mr. Evers served as President, Chief Executive Officer and Chairman of the Board of Diagnostics On Call, a mobile x-ray and EKG services provider to the long-term care and home health care markets. From 1992 to 1995, he was the Chief Executive Officer and Chairman of the Board of PSI, a medical supply distribution company servicing the physician office market. From 1988 to 1992, Mr. Evers was the Chief Executive Officer and Chairman of the Board of Lake Industries, an environmental services company. From 1973 to 1988, Mr. Evers was President and Chief Executive Officer of Tru Green Corporation, a lawn, tree and shrub care and pest control company sold to Waste Management Inc. in 1987.

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Peter Crosby has been a member of the Company’s Board of Directors since November 1997. Mr. Crosby has over 20 years of experience in the medical device industry. Mr. Crosby also serves as chairman of the board of Cardiocomm Solutions, a Canadian developer of ECG software products. From 1999 to 2004, Mr. Crosby was Chief Executive Officer of Ischemia Technology, Inc. From 1997 to 1999 Mr. Crosby consulted for various medical device companies. Mr. Crosby was CEO and a director of NeoVision Corporation, an ultrasound imaging system developer until NeoVision was sold to United States Surgical Corporation in September 1997. From 1981 to 1996, Mr. Crosby held numerous senior management positions for Nucleus Group, an Australian medical device company and a division of Pacific Dunlop, Ltd. During his tenure at Nucleus, he served as Vice President, R&D, and Vice President of Business Development for Telectronics Pacing Systems, a global developer of implantable medical devices such as defibrillators, pacemakers and cardiomyoplasty stimulators. Mr. Crosby is the author of many publications, holds numerous patents in the defibrillation technology field, and has a B.S. in Electrical Engineering and a M.E.S. from the University of Melbourne, Australia.

Brian H. Dovey has been a member of the Company’s Board of Directors since August 2000. Mr. Dovey has been a General Partner of Domain Associates since 1988. Since joining Domain, he has served as Chairman of Athena Neurosciences, Creative BioMolecules, and Univax Biologics. He has also served on the Board of Directors of British Biotech, Connetics, Geron, Nabi, ReSound Corp., Trimeris, and Vivus, as well as several private companies. In 1983, Mr. Dovey joined Rorer Group, Inc. (now Aventis). As President of Rorer from 1986 to 1988, he was the primary architect of that Fortune 500 company’s strategic shift to pharmaceuticals that resulted in a doubling of annual sales to approximately $1 billion. Previously, Mr. Dovey was President of Survival Technology, Inc., a medical products company whose sales growth placed it in the top ten of the Inc. 100; he has also held management positions with Howmedica, Inc., Howmet Corporation, and New York Telephone. Mr. Dovey has served as both President and Chairman of the National Venture Capital Association and is on the Board of Trustees for the Coriell Institute and the University of Pennsylvania School of Nursing. He is currently listed in Marquis Who’s Who and is a former Board Member of the Health Industry Manufacturers Association and the Non-Prescription Drug Manufacturers Association. Mr. Dovey has a B.A. from Colgate University and an M.B.A. from Harvard Business School.

Ray E. Newton, III has been a member of the Company’s Board of Directors since May of 2002. Mr. Newton is a Managing Director of Perseus, LLC, a merchant bank and private equity fund management company with offices in Washington D.C. and New York City. Prior to joining Perseus, Mr. Newton was a general partner at J.H. Whitney & Co., a private equity and subordinated debt investment firm. Mr. Newton joined Whitney as an associate in 1989 and in 1992 was named the youngest general partner in the firm’s 52-year history. While at Whitney, Mr. Newton was responsible for all aspects of the investment process, including identifying and developing opportunities, negotiating and closing transactions, developing strategic plans and liquidity paths for portfolio companies, and monitoring limited partner relationships. Prior to Whitney, Mr. Newton was in the Merchant Banking Department at Morgan Stanley & Co., Incorporated. Mr. Newton holds an M.B.A. from Stanford University’s Graduate School of Business and a B.A., magna cum laude, from Princeton University.

Jeffrey O’Donnell Sr. has been a member of the Company’s Board of Directors since September of 2003. Mr. O’Donnell is the President and Chief Executive Officer and a member of the Board of Directors of PhotoMedex (Nasdaq: PHMD) since 1999. Prior, he served as President and CEO of Irvine, CA-based Radiance Medical Systems (originally Cardiovascular Dynamics) from 1997 to 1999, having joined that company as Vice President of Sales and Marketing in 1995. He subsequently assumed a role as non-executive Chairman of the Board at that company. From 1994 to 1995, Mr. O’Donnell held the position of President and CEO of Exton, PA-based Kensey Nash Corporation. Additionally, he has held several senior sales and marketing management positions at Boston Scientific, Guidant and Johnson & Johnson Orthopedic. Mr. O’Donnell currently serves on a number of corporate boards and has a bachelor’s degree in business administration and marketing from La Salle University, in Philadelphia, PA.

Bruce Barclay has been a member of the Company’s Board of Directors since September of 2003. Since 2003, Mr. Barclay has been President and Chief Operating Officer of SurModics, Inc., a leading provider of surface modification and drug delivery for medical device and biomedical applications. He is also a member of the Board of Directors of SurModics. From 2000 to 2003, Mr. Barclay served as the President and Chief Executive Officer of Vascular Architects, a venture capital backed private company focused on the treatment of peripheral vascular disease. Mr. Barclay has over 25 years of experience in the healthcare industry, including Eli Lilly and Company and Guidant Corporation. Mr. Barclay served at Guidant in both business and legal roles. His tenure at Guidant culminated in the position of Senior Vice President and an Officer of the Company. Mr. Barclay has earned bachelor degrees in biology and chemistry from Purdue University and a law degree from Indiana University School of Law.

There is no family relationship between any of the directors or executive officers of the Company.

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Board Meetings and Certain Committees

The Board of Directors held a total of 4 meetings during the year ended December 31, 2003. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating committee each staffed by independent members of the Board. No incumbent director attended fewer than seventy percent of the aggregate number of meetings (held while such director was a member) of the Board of Directors and of the committees, if any, upon which such director served in 2003. Although the Company has no formal policy requiring director attendance at annual meetings of stockholders, directors are encouraged to attend the annual meetings of stockholders. Raymond Cohen and Howard Evers both attended the 2003 annual meeting of stockholders.

The Company’s securities are listed on the Nasdaq Stock Market and are governed by its listing standards. The Company’s Board has determined that the following four directors satisfy the current “independent director” standards established by rules of the Nasdaq Stock Market: Peter Crosby, Brian Dovey, Jeffrey O’Donnell and Bruce Barclay.

The Compensation Committee recommends salaries, incentives and other forms of compensation for the Company’s directors and Chief Executive Officer and approves salaries, incentives and other forms of compensation for the Company’s executive officers and administers the Company’s various incentive compensation and benefit plans (including stock plans) and recommends policies relating to such incentive compensation and benefit plans. In 2003, the Compensation Committee consisted of directors Robert Carpenter, Erich Sager and Brian Dovey until September 15, 2003 when Bruce Barclay and Jeffrey O’Donnell replaced Messrs. Carpenter and Sager. All of the members of the Compensation Committee are “independent directors” as defined under Rule 4200(a)(15) of the National Association of Securities Dealers Inc. The compensation committee held 3 meetings during the year ended December 31, 2003.

The Audit Committee held 9 meetings during the year ended December 31, 2003. The Audit Committee consists of directors Brian Dovey, Peter Crosby and Jeffrey O’Donnell, all of whom are “independent directors” as defined under Rule 4200(a)(15) of the National Association of Securities Dealers Inc. In addition, the Board of Directors has determined that Brian Dovey is an “audit committee financial expert” as defined by SEC regulations.

The Nominating Committee was formed in 2003 and currently consists of directors Bruce Barclay, Brian Dovey and Jeffrey O’Donnell. All of the members of the Nominating Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Nominating Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance, succession planning and the nomination and evaluation of Directors. The charter of the Nominating Committee was adopted by the Board of Directors on October 25, 2004. A copy of this Nominating Committee charter is attached as Appendix A to this proxy statement.

As reflected in the charter of the Nominating Committee, factors considered by the Nominating Committee in the selection of Director nominees are experience in business, finance, or administration, familiarity with the Company’s business and industry and, as applicable, specific expertise, including but not limited to such matters as AED technology, regulatory strategy or business development. The Nominating Committee also gives consideration to candidates with appropriate non-business backgrounds, illustratively, with backgrounds in medicine, research, government or intellectual property. The Nominating Committee gives consideration to individuals identified by stockholders, management and members of the Board of Directors.

In addition it is the Company’s policy that director candidates recommended by stockholders will be given appropriate consideration in the same manner as other director candidates presented to the Nominating Committee. Stockholders who wish to submit a director candidate for consideration by the Nominating Committee may do so by submitting a comprehensive written resume of the recommended nominee’s business and educational experience and background and a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and if nominated and elected, he or she will serve as a director. Stockholders should send their written recommendations of nominees accompanied by the candidate’s resume and consent to Attention: Chairperson of Nominating Committee, c/o Cardiac Science, Inc., 1900 Main Street, Suite 700, Irvine, California 92614. The foregoing policy is subject to the Company’s Certificate of Incorporation, its bylaws and applicable law. No director nominations by stockholders have been received as of the filing of this proxy statement.

Stockholder Communications to the Board of Directors

Stockholders may submit communications to the Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual members of the Board of Directors by addressing a written communication to: Board of Directors, c/o Cardiac Science, Inc., 1900 Main Street, Suite 700, Irvine, California 92614. Stockholders should identify in their communication the addressee whether it is the Company’s Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual member of the Board of Directors. Stockholder communications will be forwarded to the Company’s Chief Financial Officer. The Chief Financial Officer will acknowledge receipt to the sender, unless the sender has submitted the communication anonymously, and forward a copy of the communication to the addressee on the Company’s Board of Directors or if the communication is addressed generally to the Company’s Board of Directors to the Company’s Chairperson of the Board of Directors.

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Related Party Transactions

On November 11, 2004 the Company cancelled 277,682 shares of the Company’s common stock beneficially owned by Mr. Cohen, the Company’s Chairman and Chief Executive Officer. The Company cancelled the shares in exchange for the cancellation of an outstanding promissory note by Mr. Cohen in favor of the company and due on November 28, 2004, in the aggregate amount of $588,690.

Audit Committee Report

Our management is responsible for preparing the Company’s financial statements, and the independent accountants are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes on behalf of the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee.

The Audit Committee has reviewed and discussed the audited financial statements with management. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and has discussed with the independent accountants the accountants’ independence from the Company and its management. In concluding that the accountants are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by PricewaterhouseCoopers LLP were compatible with their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board subsequently approved the recommendation) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as amended, for filing with the Securities and Exchange Commission.

Audit Committee

Peter Crosby, Brian Dovey, and Jeffrey O’Donnell

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EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

Name	Age	Position and Offices with the Company
Raymond W. Cohen	45	Chairman and Chief Executive Officer
Howard L. Evers	56	President, Chief Operating Officer and Director
Roderick de Greef	43	Executive Vice President, Chief Financial Officer and Secretary
Michael Gioffredi	53	Chief Marketing Officer
Kenneth Olson	42	Chief Technology Officer
Dongping Lin, Ph.D.	44	Chief Software Architect
Prabodh Mathur	44	Chief Product Development Officer
Guy Sohie, Ph.D.[1]	47	Senior Vice President Operations

Officers are appointed by and hold office at the discretion of the Board of Directors. Set forth below is a biographical description of each of the Company’s executive officers who is not also a director, based on information supplied by him.

Roderick de Greef has served as the Company’s Executive Vice President, Chief Financial Officer and Secretary since March 2001. From 1995 to 2001, Mr. de Greef has provided corporate finance advisory services to a number of early stage companies including Cardiac Science, where he was instrumental in securing the Company’s equity capital beginning in 1997, and advising on merger and acquisition activity. From 1989 to 1995, Mr. de Greef was Vice President and Chief Financial Officer of BioAnalogics, Inc. and International BioAnalogics, Inc., both publicly held, development stage medical technology companies located in Portland, Oregon. From 1986 to 1989, Mr. de Greef was Controller and then Chief Financial Officer of publicly held Brentwood Instruments, Inc. Mr. de Greef has a B.A. in Economics and International Relations from California State University at San Francisco and an M.B.A. from the University of Oregon. Mr. de Greef also serves on the boards of Endologix, Inc. (Nasdaq: ELGX), a developer, manufacturer and seller of minimally invasive therapies for the treatment of cardiovascular disease, BioLife Solutions, Inc. a public biotechnology company located in Binghamton, New York and DentalView, Inc. an Irvine-based privately held medical device company.

Michael Gioffredi has served as the Company’s Chief Marketing Officer since December 2003 and Vice President, Sales and Marketing since September 1998. Mr. Gioffredi previously held the position of Vice President, Sales and Marketing for Britesmile, Inc., a public dental laser technology company located in Salt Lake City. Prior to 1997, Mr. Gioffredi was Senior Vice President, Marketing and Business Development for the EMPath Group, a private emergency medicine consulting firm and Vice President, Marketing for Laserscope, Inc., a publicly traded medical laser company. From 1982 to 1993, Mr. Gioffredi held marketing management and sales positions with the cardiology and cardiovascular divisions of C.R. Bard, Inc., a fortune 500 medical device company. Mr. Gioffredi has a BA in Business Administration and Marketing from California State University at Fullerton.

Kenneth F. Olson has served as the Company’s Chief Technical Officer since the Company’s merger with Survivalink in September 2001. Mr. Olson previously held the position of Vice President of Research and Development for Survivalink Corporation from August 1995 after holding the position of Director of Engineering from January 1993 to July 1995. From June 1992 to December 1992, Mr. Olson was Senior Design Engineer for Ancor Communications, a high-speed communications switching company. From June 1990 to June 1992, Mr. Olson was Senior Design Engineer for Network Systems Corporation, a computer network design company. Mr. Olson holds a Master of Business Administration degree and a Bachelor’s degree in Electrical Engineering, both from the University of Minnesota and is named as an inventor on more than 30 U.S. and International issued patents.

Dongping Lin, Ph.D., has served as the Company’s Chief Software Architect since November 2000. Dr. Lin held the position of Chief Technical Officer from July 1998 to November 2000. Dr. Lin held the position of Director of Software Engineering from January 1997 until July 1998. Dr. Lin joined the Company as Software Development Manager in January 1993. From 1988 to 1993, Dr. Lin held senior software engineering positions at Del Mar Avionics located in Irvine, Calif. Dr. Lin received his B.S. in Electrical Engineering from Beijing Normal University in Beijing, China. Dr. Lin received an M.S.E. in Computer Engineering and Ph.D. in Electrical Engineering and Computer Science from the University of Michigan. Dr. Lin is recognized as an expert in the field of computer arrhythmia analysis and real-time ventricular tachyarrhythmia detection and is a named inventor on four issued patents.

Prabodh Mathur has served as the Company’s Chief Product Development Officer since May 2000. Mr. Mathur previously held the position of Vice President of Research & Development from the Company’s formation in 1991 through January 1997. Between 1997 and April 2000, Mr. Mathur was the Vice President of Engineering at Medstone International Inc., a manufacturer of shockwave lithotripters used in the treatment of kidney stones. Between 1986 and 1991, Mr. Mathur held various positions in the engineering department of Medstone, where he was initially responsible for software development, and finally, for all product development activities as head of the department. From 1983 to 1986, Mr. Mathur was a senior research engineer for Amada Laser Systems, Inc., a subsidiary of Amada, Japan, where he was responsible for integrating lasers and robots for material processing applications. Mr. Mathur earned an MS degree in Mechanical Engineering from the University of Missouri in 1983 and a BS degree in Mechanical Engineering from the Indian Institute of Technology in 1981.

1 Mr. Sohie served as an officer of the Company through September 2004

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Guy Sohie Ph.D. has served as the Company’s Senior Vice President of Operations since November 2000 and resigned in September 2004. From 1997 to 2000, Dr. Sohie was the founder and principal consultant of Global Insite, a consulting firm that advised high growth technology companies in streamlining new product development and manufacturing processes. From 1994 to 1997, he was manager of the Image Detection department with GE Medical Systems Europe, where he was responsible for development and introduction of new imaging system products for GE’s medical X-Ray business. From 1989 through 1994, Dr. Sohie held several positions with GE’s Corporate R&D Center in Schenectady, New York, where he introduced new technology in products ranging from combat systems to medical ultrasound and communications systems. From 1988 to 1989 he served as engineer and project leader for Motorola’s Digital Signal Processor division, and from 1985 to 1988, he was assistant professor of Electrical and Computer Engineering at Arizona State University. Dr. Sohie holds a Ph.D. from Pennsylvania State University and engineering degrees from “Industriele Hogeschool” in Antwerp, Belgium, in Electrical Engineering.

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BENEFICIAL OWNERSHIP OF CARDIAC SCIENCE’S SECURITIES

The following table sets forth certain information, as of September 30, 2004, regarding beneficial ownership of the Common Stock by:

•	each stockholder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;

•	each Director of the Company;

•	each Named Executive Officer of the Company; and

•	all of the Company’s current executive officers and directors as a group.

Name of Beneficial Owner (Including address of 5% holders)	Number of Shares Beneficially Owned(1)		Percent of Class(1)
Perseus, LLC 1325 Avenue of the Americas, 25th Floor New York, NY 10019	16,715,290	(2)	16.6%
Domain Partners 1 Palmer Square Princeton, NJ 08542	6,930,467	(3)	8.0%
Raymond W. Cohen	2,128,851	(4)	2.4%
Howard L. Evers	539,708	(5)	*
Peter Crosby	122,706	(6)	*
Jeffrey O’Donnell Sr.	36,458		*
Brian Dovey	7,003,278	(7)	8.1%
Bruce Barclay	36,458		—
Ray E. Newton III	—	(8)	—
Roderick de Greef	866,048	(9)	1.0%
Dongping Lin	511,562	(10)	*
Kenneth F. Olson	265,066	(11)	*
Prabodh Mathur	264,583	(12)	*
Michael Gioffredi	193,228	(13)	*
Guy Sohie	142,641	(14)	*
All executive officers and directors as a group (thirteen persons)	12,110,587	(15)	11.5%

*	Less than 1%.
(1)	Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding for computing the number of shares beneficially owned and the percentage of outstanding shares of the class held by a person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Includes 14,605,585 shares issuable upon exercise of outstanding warrants owned by Perseus Acquisition/Recapitalization Fund, LLC, Perseus Market Opportunity Fund, LP and Cardiac Science Co-Investment, LP. Frank H. Pearl, an executive officer of Perseus, LLC, may be deemed a beneficial owner of the shares.
(3)	Individuals having investment power over Domain Partners are:
(i)	James C. Blair, General Partner and Managing Member;
(ii)	Brian H. Dovey, General Partner and Managing Member;
(iii)	Jesse I. Treu, General Partner and Managing Member;
(iv)	Kathleen K. Schoemaker, General Partner and Managing Member;
(v)	Richard S. Schneider, General Partner; and
(vi)	Arthur J. Klausner, Managing Member.
(4)	Includes 1,722,916 shares issuable upon exercise of outstanding vested options.
(5)	Includes 533,958 shares issuable upon exercise of outstanding vested options.
(6)	Includes 85,206 shares issuable upon exercise of outstanding vested options.

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(7)	Includes 6,930,467 shares owned by Domain Partners and listed elsewhere in this table. Mr. Dovey is an affiliate of Domain Partners and may be deemed to beneficially own such shares. Mr. Dovey disclaims beneficial ownership of such shares. Also includes 72,811 shares issuable upon exercise of outstanding vested options.
(8)	Ray E. Newton III is a managing director at Perseus L.L.C.
(9)	Includes 35,000 shares issuable upon exercise of outstanding warrants and 638,287 shares issuable upon exercise of outstanding vested options.
(10)	Includes 501,562 shares issuable upon exercise of outstanding vested options.
(11)	Includes 94,791 shares issuable upon exercise of outstanding vested options
(12)	Includes 264,583 shares issuable upon exercise of outstanding vested options.
(13)	Includes 193,228 shares issuable upon exercise of outstanding vested options.
(14)	Includes 142,291 shares issuable upon exercise of outstanding vested options. Mr. Sohie served as an Officer of the Company through September 2004.
(15)	Includes 35,000 shares issuable upon exercise of outstanding warrants and 4,367,549 shares issuable upon exercise of outstanding vested options

9

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid by the Company to its Chief Executive Officer and to the Company’s four most compensated executive officers, other than the Chief Executive Officer, who received salary and bonus payments in excess of $100,000 during the year ended December 31, 2003 (collectively the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Comp.	Restricted Stock Awards ($)	Securities Underlying Options/ SARs	LTIP Payouts ($)	All Other Comp. ($)
Raymond W. Cohen Chairman of the Board and Chief Executive Officer	2003 2002 2001	349,500 325,000 236,000	181,814 199,000 250,000	— — —	— — —	350,000 300,000 1,600,000	— —	12,000(1) 17,000(1) 17,000(1)

Howard L. Evers President and Chief Operating Officer	2003 2002 2001	240,000 205,000 34,000	143,800 125,000 —	— — —	— — —	250,000 150,000 500,000	— —	12,000(1) — —

Roderick de Gree Chief Financial Officer And Secretary	2003 2002 2001	240,000 240,000 205,000	129,400 75,000 100,000	— — —	— — —	200,000 150,000 600,000	— —	11,500 — —

Michael Gioffredi Chief Marketing Officer	2003 2002 2001	250,000 175,000 205,000	85,000 62,000 50,000	— — —	— — —	75,000 75,000 100,000	— —	8,343(2) — —

Guy Sohie(4) Senior Vice President of Operations	2003 2002 2001	185,000 185,000 203,500	89,330 48,000 18,500	— — —	— — —	10,000 30,000 160,000	— —	— — 33,908(3)

(1)	Annual automobile allowance
(2)	Use of company vehicle
(3)	Consulting services
(4)	Mr. Sohie served as an Officer of the Company through September 2004

Option Grants In 2003

The following table provides information related to options granted to each of the Named Executive Officers during the year ended December 31, 2003.

	Individual Grants				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
	No. of Securities Underlying Options/SARs #(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5%	10%
Raymond W. Cohen	350,000	8.15%	$3.99	12/31/2013	$879,164	$2,228,500
Howard L. Evers	250,000	5.82%	$3.99	12/31/2013	$627,974	$1,591,786
Roderick de Greef	200,000	4.66%	$3.99	12/31/2013	$502,379	$1,273,429
Michael Gioffredi	75,000	1.75%	$3.99	12/31/2013	$188,392	$477,536
Guy Sohie	10,000	0.23%	$3.99	12/31/2013	$25,119	$63,671

(1)	Represents shares of common stock underlying stock options. These options vest over four years, 25% of such options are exercisable on the first anniversary of the grant date and the remaining options vest at the rate of 1/36th per month thereafter.

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Aggregated Option Exercises In 2003 and Year-End Option Values

The following table sets forth certain information as of December 31, 2003 regarding options held by the Named Executive Officers.

Name	Shares Acquired on Exercise(#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Year-End Exercisable/Unexercisable	Value of Unexercised In-The-Money Options At Year-End ($)(1) Exercisable/Unexercisable
Raymond W. Cohen	—	—	1,271,875/1,278,125	$2,230,156/$1,826,844
Howard L. Evers	—	—	382,395/ 577,605	$ 755,029/$ 665,371
Roderick de Greef	—	—	528,734/ 535,682	$ 986,419/$ 680,804
Michael Gioffredi	—	—	153,125/ 171,875	$ 306,813/$ 203,438
Guy Sohie	—	—	98,750/ 101,250	$ 193,300/$ 182,700

(1)	The closing price of the common stock on December 31, 2003 was $3.99. Value is calculated on the difference between the exercise price of in-the-money options and multiplied by the number of shares of common stock underlying the option.

Employment Agreements

Mr. Cohen entered into an employment agreement with the Company effective as of December 31, 2002. This employment agreement was subsequently amended on August 20, 2004. Mr. Cohen’s employment agreement provides for an initial base salary of $349,500, an annual incentive bonus based on Mr. Cohen meeting certain performance objectives, and certain perquisites and participation in employee benefit programs made available to other senior executives. The initial term of the employment agreement is three years. The terms of the employment agreement provide that on January 1, 2006, and each successive anniversary thereafter, the term of the employment agreement will automatically extend by one year unless the Company delivers to Mr. Cohen a notice not to extend the employment term. The terms of the employment agreement provide that if Mr. Cohen’s employment is involuntarily terminated by the Company without cause, he will be entitled to severance equal to his base salary, payable over the course of twelve months, plus a pro rata incentive bonus for the year of termination; or if Mr. Cohen’s employment is involuntarily terminated by the company due to a change in control of the Company, or if Mr. Cohen resigns for good reason, he will be entitled to severance equal to two times his base salary, payable over the course of two years, plus a pro rata incentive bonus for the years of severance. In either event, Mr. Cohen would also be entitled to retirement benefits together with continued health, life insurance and other employee welfare benefits during the years of severance. Any unvested stock options or shares of restricted stock held on the date of such event shall continue to vest over the severance period.

Mr. Evers entered into an employment agreement with the Company effective as of December 31, 2002. This employment agreement was subsequently amended on August 20, 2004. Mr. Evers’ employment agreement provides for an initial base salary of $240,000, an annual incentive bonus based on Mr. Evers meeting certain performance objectives and certain perquisites and participation in the employee benefit programs made available to other senior executives. The initial term of the employment agreement is three years. The terms of the employment agreement provide that on January 1, 2006, and each successive anniversary thereafter, the term of the employment agreement will automatically extend by one year unless the Company delivers to Mr. Evers a notice not to extend the employment term. The employment agreement provides that if Mr. Evers’ employment is involuntarily terminated by the Company without cause or due to a change of control of the Company, or if Mr. Evers resigns for good reason, he will be entitled to severance equal to his base salary, payable over twelve months, together with continued retirement, health, life insurance and other employee welfare benefits for one year, plus a pro rata incentive bonus for the year of termination. Any unvested stock options or shares of restricted stock held on the date of such event shall continue to vest over a twelve-month period.

Mr. de Greef entered into an employment agreement with the Company effective as of December 31, 2002. This employment agreement was subsequently amended on August 20, 2004. Mr. de Greef’s employment agreement provides for an initial base salary of $240,000, an annual incentive bonus based on Mr. de Greef meeting certain performance objectives, and certain perquisites and participation in the employee benefit programs made available to other senior executives. The initial term of the employment agreement is three years. The terms of the employment agreement provide that on January 1, 2006, and each successive anniversary thereafter, the term of the employment agreement will automatically extend by one year unless the Company delivers to Mr. de Greef a notice not to extend the employment term. The employment agreement provides that if Mr. de Greef’s employment is involuntarily terminated by the Company without cause or due to a change of control of the Company, or if Mr. de Greef resigns for good reason, he will be entitled to severance equal to his base salary, payable over twelve months, together with continued retirement, health, life insurance and other employee welfare benefits for one year, plus a pro rata incentive bonus for the year of termination. Any unvested stock options on shares of restricted stock held on the date of such event shall continue to vest over a twelve-month period.

Each of Messrs. Evers, Cohen and de Greef’s agreements provides a car allowance of up to $12,000 per annum.

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The Company is also a party to at-will employment agreements with the other named executive officers. Each agreement automatically renews annually unless the Company or the employee shall give the other written notice of termination. The agreements provide for a base salary, plus such bonuses and stock options based on incentive plans approved by the Board of Directors. Each agreement contains a non-competition covenant. The agreements also provide that in the event of an involuntary termination:

•	each employee shall receive his base salary and retirement and welfare benefits for six to twelve months following the event as well as a pro rata portion of their target bonus; and

•	any unvested stock options or shares of restricted stock held on the date of such event shall continue to vest over a six to twelve-month period.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee of the Board of Directors are Messrs. Barclay, Dovey and O’Donnell. No interlocking relationship exists between any member of the Board of Directors or the Compensation Committee and any member of the board of directors or compensation committee of any other company.

Compensation of Directors

The non-employee members of the Board of Directors receive an annual retainer of $20,000. The directors also are reimbursed for expenses incurred in attending meetings of the Board of Directors and its committees. Directors also are eligible to receive options under the Company’s 1997 Stock Option/Stock Issuance Plan.

Compensation Committee Report on Executive Compensation

This report, prepared by the Compensation Committee, addresses the Company’s executive compensation policies and the basis on which 2003 executive officer compensation determinations were made. The Compensation Committee designs and approves all components of the executive pay.

In 2003, the Compensation Committee consisted of directors Robert Carpenter, Erich Sager and Brian Dovey until September 15, 2003 when Bruce Barclay and Jeffrey O’Donnell replaced Messrs. Carpenter and Sager.

Compensation Philosophy

The Company’s executive compensation policies are intended to attract, retain, motivate and reward executives who can lead the Company in achieving its long-term growth and earnings goals. The objective of the Compensation Committee is to implement a compensation program that will provide appropriate incentives while, at the same time, encourage executive officers to increase their equity ownership in the Company and thereby align their interests with those of the Company’s stockholders. The compensation program consists primarily of three components, namely (a) base salary, (b) bonus and (c) stock options. Each of these factors are further described below. In addition, executive officers are eligible to participate, on a non-discriminatory basis, in various benefit programs provided to all full-time employees, including the Company’s 401(k) plan and group medical, disability and life insurance programs. The Compensation Committee believes that executive compensation packages should be viewed as a whole in order to properly assess their appropriateness.

In establishing total compensation packages for the Company’s executive officers, the Compensation Committee takes into account the compensation packages offered to executives of other medical device design and manufacturing companies of similar stature. The Compensation Committee uses this comparative data primarily as benchmarks to ensure that the Company’s executive compensation packages are competitive and comparable. Individual amounts are based not only on comparative data, but also on such factors as length of service with the Company and the Compensation Committee’s judgment as to individual contributions. These factors are not assigned specific mathematical weights. The Compensation Committee generally meets quarterly and at other times that it deems are necessary and, from time to time, confers with outside advisors concerning acceptable industry practices.

Salary

Except in the case of a multi-year employment agreement, base salaries are reviewed annually. It is the Compensation Committee’s intention to pay an at-market base salary and provide a significant equity ownership opportunity to create incentives for the Company’s executive officers to maximize the Company’s growth and success while increasing stockholders’ value over the long term. Changes in base salary from time to time depend upon such factors as individual performance, cost of living changes and the economic and business conditions affecting the Company.

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Bonus

Executive bonuses are determined in accordance with achievement of the Company’s goals for the most recent fiscal year. The amounts are intended to reward management for achieving certain milestones set out at the beginning of the fiscal year which may under certain circumstances be modified throughout the year. The cash bonus for the Chief Executive Officer is also influenced by his ability to execute strategic plans determined by the Board of Directors, including merger and acquisition programs.

Stock Options

As noted above, stock options are an important component of total executive compensation. Stock options are considered long-term incentives that link the long-term interests of management with those of the Company’s stockholders. Stock options that the Compensation Committee has granted to executive employees generally vest over a four year period. 25% of such options are exercisable on the first anniversary of the grant date and the remaining options vest at the rate of  1/36th per month thereafter. The Compensation Committee has absolute discretion to determine the recipients and the number of options to be awarded. Each award is at the Committee’s discretion and is not subject to any specific formula or criteria. The Compensation Committee generally awards options on an annual basis. The number of shares for which options were granted to executive officers in fiscal 2003 was determined by the Compensation Committee based upon several factors, including the executive’s position, his or her past and future expected performance, the comparative data described above, and the number of shares under options previously granted. These factors were evaluated in a qualitative manner and were not assigned predetermined weights.

Compensation of Raymond W. Cohen, Chairman and Chief Executive Officer

During 2003, the compensation of Mr. Cohen was determined by applying the same criteria discussed in this report used to determine salaries, bonuses and stock option grants for all executive officers. Mr. Cohen’s compensation for 2003 is set forth in the Summary Compensation Table

SIGNATURES: Compensation Committee:
By:	/s/ BRUCE J. BARCLAY

By:	/s/ BRIAN H. DOVEY

By:	/s/ JEFFREY F. O’DONNELL

Date: March 15, 2004

13

Comparison of Cumulative Total Stockholder Return

The following chart provides an annual comparison, from December 31, 1998 of the cumulative total shareholder return (assuming reinvestment of any dividends) among the Company, the Russell 2000 Index and a self constructed peer group consisting of five medical device companies. The Russell 2000 Index covers a broad cross-section of public companies, many of which have relatively small market capitalizations. The historical information set forth below is not necessarily indicative of future performance.

COMPARES 5-YEAR CUMULATIVE TOTAL RETURN
AMONG CARDIAC SCIENCE,
RUSSELL 2000 INDEX
AND SELF CONSTRUCTED PEER GROUP
ASSUMES $100 INVESTED ON DEC. 31, 1998
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2003

Measurement Period (Fiscal Year covered)	Cardiac Science	Russell 2000 Index	Peer Group
Measurement Pt-12/31/98	$100.00	$100.00	$100.00
FYE 12/31/99	$237.50	$119.62	$227.97
FYE 12/31/00	$212.50	$114.59	$192.65
FYE 12/31/01	$222.50	$115.77	$307.88
FYE 12/31/02	$110.50	$90.79	$206.46
FYE 12/31/03	$199.50	$131.98	$287.10

14

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected the accounting firm of PricewaterhouseCoopers LLP to serve as the Company’s independent accountants and proposes the ratification of such decision.

PricewaterhouseCoopers LLP has audited the Company’s financial statements for the year ended December 31, 2003. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

Fees billed to the Company by PricewaterhouseCoopers LLP during the Fiscal Years Ended December 31, 2003 and December 31, 2002

Audit Fees:

Audit fees billed to the Company by PricewaterhouseCoopers LLP for the audit of the Company’s 2003 annual consolidated financial statements and the review of the consolidated financial statements included in its quarterly reports on Form 10-Q in 2003 totaled $293,000.

Audit fees billed to the Company by PricewaterhouseCoopers LLP for the audit of the Company’s 2002 annual consolidated financial statements and the review of the consolidated financial statements included in its quarterly reports on Form 10-Q in 2002 totaled $258,000.

Audit-related fees:

Audit-related fees billed by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2003 totaled $20,000.

Audit-related fees billed by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2002 totaled $255,000.

Such audit-related fees typically consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services may include consultations related to the Sarbanes-Oxley Act and consultations concerning financial accounting and reporting standards.

Tax Fees:

Tax fees billed to the Company by PricewaterhouseCoopers LLP for professional services for tax compliance (2002 tax returns), tax advice and tax planning during the fiscal year ended December 31, 2003 totaled $114,000.

Tax fees billed to the Company by PricewaterhouseCoopers LLP for professional services for tax compliance (2001 tax returns), tax advice and tax planning during the fiscal year ended December 31, 2002 totaled $59,000.

The fees disclosed under this category are comprised by services that include assistance related to state tax incentives.

All Other Fees:

Other fees billed to the Company by PricewaterhouseCoopers LLP during the Company’s fiscal year ended December 31, 2003 totaled $12,000.

Other fees billed to the Company by PricewaterhouseCoopers LLP during the Company’s fiscal year ended December 31, 2002 totaled $38,000.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by the independent auditors. These services may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides an engagement letter each year to the Audit Committee, outlining the scope of the audit and related audit fees. If agreed to by the Audit Committee, this engagement letter is formally accepted by the Audit Committee.

15

For non-audit services, the Company’s senior management will submit from time to time to the Audit Committee for approval non-audit services that it recommends the Audit Committee engage the independent auditor to provide for the fiscal year. The Company’s senior management and the independent auditor will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating non-audit service spending for the fiscal year, will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

The Audit Committee approved 100% of the services provided by PricewaterhouseCoopers LLP described above.

The Audit Committee has reviewed the fees charged and services performed by PricewaterhouseCoopers LLP and determined that they are compatible with maintaining independence.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2004.

16

STOCKHOLDER PROPOSALS

Stockholder proposals for action at the Company’s 2004 Annual Meeting of Stockholders must be submitted in writing to the Company at its address set forth on the first page of this Proxy Statement and received by the Company no later than July 26, 2005 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, officers, and any persons holding more than ten percent of the Common Stock to file reports of their initial ownership of the Common Stock and any subsequent changes in that ownership with the Securities and Exchange Commission (“SEC”). Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to meet such deadlines during the year ended December 31, 2003. Based solely on a review of such reports furnished to the Company, it believes all of these filing requirements have been satisfied.

The Board of Directors knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment. However, proxies voting against a proposal will not be used to vote for adjournment in order to continue soliciting proxies in favor that proposal.

17

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports with the Securities and Exchange Commission. You may read and copy such reports, statements and other information that is in the Securities and Exchange Commission’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the Securities and Exchange Commission at 1.800.SEC.0330 for further information about their public reference rooms. The Company’s public filings are also available from commercial document retrieval services and via the Securities and Exchange Commission’s Internet website, at http://www.sec.gov.

As allowed by the Securities and Exchange Commission rules, the Company can “incorporate by reference” certain information into this document, which means it can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference is deemed to be a part of this document, except for any information that contradicts information contained directly in this document, or in later filed documents incorporated by reference in this proxy statement.

This proxy statement incorporates by reference the following documents that the Company has previously filed with the Securities and Exchange Commission. These documents contain important information about the Company and its financial condition that is not included in this proxy statement.

Cardiac Science SEC Filings

1.	Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2003

2.	Quarterly Report of Form 10-Q for the three months ended March 31, 2004

3.	Quarterly Report of Form 10-Q for the three months ended June 30, 2004

4.	Quarterly Report of Form 10-Q for the three months ended September 30, 2004

5.	Current Reports on Form 8-K filed on March 1, April 9, May 3, June 1, July 22, August 4, October 14 and October 27, 2004

6.	Current Reports on Form 8-K/A filed on January 5, January 16 and November 10, 2004

You may obtain documents incorporated by reference from the Securities and Exchange Commission’s website described above or, directly from the Company, without charge, by requesting them by e-mail, in writing or by telephone at:

Investor Relations
Cardiac Science, Inc.
1900 Main Street, Suite 700
Irvine, CA 92614
(949) 797-3800
www.cardiacscience.com

If you would like to request additional copies of this document or any of the documents incorporated by reference, please do so at least five business days before the date of the annual meeting in order to receive timely delivery of such documents.

You should rely only on the information contained or incorporated by reference in this document to vote your shares at the annual meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated November 19, 2004. You should not assume that the information contained in this document is accurate as of any date other than the date indicated, and you should not assume that the mailing of this document creates any implication to the contrary.

BY ORDER OF THE BOARD
OF DIRECTORS

Roderick de Greef, Secretary

18

CARDIAC SCIENCE

Two New Ways to Vote
VOTE BY INTERNET OR TELEPHONE
24 Hours a Day - 7 Days a Week
It’s Fast and Convenient

INTERNET	OR	TELEPHONE	OR	MAIL
www.proxyvoting.com.dfib		1-888-426-7035
• Go to the website listed above. • Have your proxy card ready. • Enter your Control Number located above your name and address. • Follow the simple instructions on the website.		• Use any touch-tone telephone. • Have your proxy card ready. • Enter your Control Number above your name and address. • Follow the simple recorded instructions.		• Mark, sign and date your proxy card. • Detach your proxy card. • Return your proxy card in the postage paid envelope provided.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you have submitted your proxy by the Internet or telephone there is no need for you to mail back your proxy card.

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE

1.    The Board of Directors recommends a vote FOR all the nominees.

ELECTION OF DIRECTORS	☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	☐ *EXCEPTIONS

Nominees:	01 Raymond W. Cohen, 02 Howard L. Evers, 03 Peter Crosby, 04 Brian H. Dovey, 05 Ray E. Newton III, 06 Jeffrey O’Donnell Sr., 07 Bruce Barclay

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the “Exceptions” box and write that nominee’s name on the space provided below.)

EXCEPTIONS ____________________________________________________________________

The Board of Directors recommends a vote FOR Proposal 2.

2.    Approval of PricewaterhouseCoopers LLP as our independent accountants.

☐ FOR	☐ AGAINST	☐ ABSTAIN

If you wish to vote in accordance with the recommendations of management, all you need to do is sign and return this card. The Trustee cannot vote your shares unless you sign and return the card.

Dated: , 2004
Signature
Signature
Please sign exactly as name appears hereon. Joint owners should each sign. Where applicable, indicate position or representative capacity.

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope

PROXY	CARDIAC SCIENCE, INC. 1900 Main Street, Suite 700 Irvine, CA 92614

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, acknowledging receipt of the proxy statement of Cardiac Science, Inc. (the “Company”), dated November 19, 2004, hereby constitutes and appoints Raymond W. Cohen and Roderick de Greef, and each or any of them, attorney, agent, and proxy of the undersigned, with full power of substitution of each of them, place, and stead of the undersigned, to appear and vote all the shares of stock of the Company, standing in the name of the undersigned on the books of the Company on December 21, 2004, at the Annual Meeting of Stockholders of the Company at the Hyatt Regency Irvine, located at 17900 Jamboree Road, Irvine, California 92614, to be held on December 21, 2004, at 9:00 a.m., local time, and all adjournments thereof.

When properly executed, this proxy will be voted as designated by the undersigned.

If no choice is specified, this proxy will be voted (i) FOR the election of the nominees for directors herein, and (ii) FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2004.

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